Premises at:               Nacogdoches at El Charro Road
                           San Antonio, Texas


                           J. C. PENNEY COMPANY, INC.,
                                    Landlord,


                                       TO


                          BSI BUSINESS SERVICES, INC.,

                                     Tenant.


                                    SUBLEASE


                                      INDEX

Article                                                        Page
-------                                                        ----
ACCESS TO DEMISED PREMISES...................................... 19
ALTERATIONS.AND IMPROVEMENTS....................................  9
APPLICABLE LAW.................................................. 20
ASSIGNMENT AND SUBLETTING....................................... 14
ATTORNEYS' FEES................................................. 21
CONDEMNATION.................................................... 12
COVENANT OF TITLE, AUTHORITY AND QUIET POSSESSION ..............  6
DAMAGE AND DESTRUCTION.......................................... 13
DEFAULT AND LANDLORD'S REMEDIES................................. 16
DEFINITIONS.....................................................  1
DEMISE OF PREMISES..............................................  4
ENTIRE AGREEMENT................................................ 22
HAZARDOUS MATERIALS............................................. 21
HOLDING OVER.................................................... 15
INDEMNIFICATION................................................. 11
INSURANCE....................................................... 10
INTERPRETATION..................................................  2
LANDLORD'S PROPERTY REPRESENTATIVE.............................. 19
LEGAL REQUIREMENTS..............................................  9
LIENS........................................................... 12
NOTICES......................................................... 19
OFFICE LEASE....................................................  3
OPTIONS TO EXTEND...............................................  4
PARKING AND ACCESS.............................................. 10
PARTIAL INVALIDITY.............................................. 20
REAL ESTATE TAXES AND OTHER TAXES............................... 10
REMEDIES CUMULATIVE............................................. 20
RENT............................................................  5
RENT RIDER AND EXHIBITS TO LEASE................................  3
RENT TAX........................................................ 15
REPAIRS.........................................................  9
SIGNS...........................................................  9
SUCCESSORS AND ASSIGNS; MODIFICATIONS .......................... 20
SURRENDER OF PREMISES........................................... 15
TENANT'S FIXTURES AND PERSONALTY................................  9
TENANT'S WORK...................................................  7
TERM............................................................  4
USE AND OPERATION OF DEMISED PREMISES...........................  7
UTILITIES.......................................................  9
WAIVER OF JURY TRIAL............................................ 20
WAIVER OF PERFORMANCE BY EITHER PARTY........................... 19


RENT RIDER
EXHIBIT A - DESCRIPTION OF THE DEMISED PREMISE AND THE LAND
            ON WHICH THE DEMISED PREMISES ARE LOCATED
EXHIBIT B - SITE PLAN OF OFFICE BUILDING
EXHIBIT C - OFFICE LEASE

                                    THIS INDENTURE OF SUBLEASE, dated as of
                           JANUARY 11, 1996, by and between J. C. PENNEY COMPANY, INC. a Delaware corporation, with a mailing address of P. O. Box 10001, Dallas, Texas 75301-2105 ("Landlord"), and BSI BUSINESS SERVICES, INC., a Delaware corporation with offices at 5001 Spring Valley Road, Farmers Branch, Texas 75244-3910 ("Tenant").

                                    THE PARTIES HERETO DO HEREBY MUTUALLY
                           COVENANT AND AGREE AS FOLLOWS:

DEFINITIONS                         The following terms for purposes of this
                           lease shall have the meanings hereinafter specified:

                                    (a) "COMMENCEMENT DATE" - the date upon
                           which this lease is fully executed and delivered.

                                    (b) "DEMISED PREMISES" - that portion of
                           the Penney Premises comprising the Office
                           Building, as such Office Building is shown on Exhibit B attached hereto.

                                    (c) "EVENT OF DEFAULT" - as defined in the
                           "DEFAULT AND LANDLORD'S REMEDIES" article.

                                    (d) "FIXED RENT" - the rent payable under
                           paragraph A. of the Rent Rider.

                                    (e) "FLOOR AREA" - the number of square
                           feet of floor area at each level or story of the Office Building lying within the exterior faces of exterior walls (except party walls as to which the center line, not the exterior faces shall be used for measurement purposes).

                                    (f) "LEASE YEAR" - in the case of the
                           first Lease Year, the period commencing on the commencement of the term hereof and expiring on the 31st day of December, 1996; thereafter each Lease Year hereunder shall comprise the next following 12 month period, except that in the event of the expiration or termination of this lease, the last Lease Year hereunder shall end on the date of such expiration or termination.

                                    (g) "LEGAL REQUIREMENTS" - Federal,
                           state, county and municipal laws, ordinances, rules, regulations and orders, and the rules, regulations and orders of all duly constituted governmental agencies, authorities and subdivisions.

                                    (h) "PENNEY PREMISES" - the Office
                           Building and the land demised under the Office Lease, including the Demised Premises.

                                    (i) "OFFICE BUILDING" - the building
                           located on the land described on Exhibit A.

                                    (j) "OFFICE LEASE" - that certain lease
                           dated as of June 9, 1981, by and between Hines Industrial, Ltd., as lessor and Landlord, as lessee, covering the Penney Premises, as amended.

                                    (k) "OVERLANDLORD" - the landlord under
                           the Office Lease.

                                    (l) "THIRD PARTY" - any party other than
                           Landlord or a corporation which controls, is controlled by or is otherwise affiliated with Landlord.

                                    (m) "UTILITY FACILITIES" - all water,
                           electric, gas, sanitary and storm sewer lines, other utility lines, and appurtenant equipment providing utility service for the Office Building.

INTERPRETATION                      For purposes of interpreting the provisions
                           of this lease the following shall apply:

                                    (a) The words "term of this lease", "the
                           term hereof", or words of like import shall be deemed to refer to the initial term of this lease together with any extension or renewal thereof.

                                    (b) Words and phrases used in the singular
                           shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

                                    (c) Captions throughout this lease and the
                           index are inserted only as a matter of convenience and are not to be given any effect whatsoever in construing this lease.

                                    (d) All charges and sums, in addition to
                           Fixed Rent, payable by Tenant to Landlord hereunder shall be deemed additional rent.

                                    (e) Whenever in this lease it is provided
                           that a party shall or may perform any act, in the absence of any provision to the contrary, such act
                           (i) may be performed by an agent of, or
                           independent contractor for, such party, and (ii) shall be performed at the sole cost and expense of such party.

                                    (f) Notwithstanding anything to the
                           contrary herein contained, whenever pursuant to the Office Lease, Overlandlord or a Third Party is responsible to Landlord for the performance of any obligations which are also obligations of Landlord under this lease, Landlord shall be deemed to have complied with its obligation if it shall take steps as are reasonable to cause Overlandlord or such Third Party to comply with such obligations, and Landlord shall have no other or further obligation or liability to Tenant.

                                    (g) All words with capital initial
                           letters are defined terms, and shall have the meanings ascribed thereto in the "DEFINITIONS" article or as elsewhere defined in this lease.

OFFICE LEASE                        Landlord represents and warrants that
                           Exhibit C contains a true and correct listing of the documents comprising the Office Lease. Tenant acknowledges that it has received a copy of each document comprising the Office Lease. It is understood and agreed that Landlord is not the owner of the Demised Premises, but that this lease is a sublease under the Office Lease, hereinbefore more fully described. Tenant represents and acknowledges that it is familiar with all of the terms, covenants, provisions and conditions of the Office Lease and agrees that this lease is made subject to all of such terms, covenants, provisions and conditions of the Office Lease.

RENT RIDER                          Attached to this lease and hereby made a
AND EXHIBITS TO            part hereof are the following, which for the
LEASE                      purpose of identification have been initialed by
                           the parties hereto or their attorneys:

                                    RENT RIDER - a statement of the Fixed Rent
                           payable hereunder, together with provisions pertaining to the payment thereof.

                                    EXHIBIT A - a description of land on
                           which the Office Building is located.

                                    EXHIBIT B - a site plan showing the
                           location of the Office Building.

                                    EXHIBIT C - a listing of the documents
                           comprising the Office Lease.

DEMISE                               Landlord hereby demises and leases
OF                         to Tenant and Tenant hereby leases from Landlord,
PREMISES                   the Demised Premises to have and to hold for the
                           term hereinafter set forth.

                                     Tenant acknowledges that it has
                           inspected the Demised Premises and accepts same "as is", and acknowledges that Landlord has made no representations or warranties in respect of the Demised Premises, the condition thereof or the use to which the Demised Premises may be devoted, except to the extent, if any, expressly set forth herein. Tenant further acknowledges that Landlord shall not be liable to Tenant for any damage to Tenant's personal property or leasehold improvements occasioned by the condition of the Office Building, including the roof, or otherwise, or by breakage or stoppage of mains or pipes therein or on other parts of the Office Building.

TERM                                 The term of this lease shall commence on
                           the date Landlord tenders delivery of possession of the Demised Premises to Tenant, and shall expire on January 31, 2002, unless extended or terminated as provided herein.

OPTIONS                              Tenant shall have the right and option to
TO                         extend the term of this lease as hereinafter set
EXTEND                     forth, provided that all of the following express
                           conditions have been fully satisfied:

                           1. During the term of this lease, no Event of Default has occurred.

                           2. At the time Tenant exercises its option(s) to extend the term of this lease, Tenant is not in default under this lease.

                           3.       Under those certain Indentures of
                                    Sublease by and between Landlord and
                                    Tenant covering premises located at (a)
                                    Four Echelon Plaza, Laurel Road and
                                    Britton Place, Vorhees, New Jersey, (b)
                                    Park Central IV, Dallas, Texas, (c)
                                    Providence Towers, Farmers Branch, Texas, or (d) 5665 Foxridge, Mission, Kansas, Tenant is not in default and no Event of Default (as defined, respectively, therein) has occurred.

                           4.       At the time Tenant exercises its
                                    option(s) to extend the term of this
                                    lease, Tenant's minimum net worth as
                                    determined in accordance with generally
                                    accepted accounting principles is not
                                    less than Twenty Three Million Dollars
                                    ($23,000,000.00), and Tenant's working
                                    capital as determined in accordance with generally accepted accounting principles is not less than Eleven Million Dollars ($11,000,000.00), and Tenant so certifies in an affidavit signed by an independent certified public accountant.

                           5.       At the time Tenant exercises its
                                    option(s) to extend the term of this
                                    lease, Tenant's current ratio (i.e., the ratio of current assets to current liabilities) is not less than 1.62 to 1, and Tenant so certifies in an affidavit signed by an independent certified public accountant.

                           Provided Tenant has fully complied with conditions 1 through 5 above each time that Tenant exercises an option to extend, then Tenant shall have two (2) successive options to extend the term of the Lease each for a separate additional period of five (5) years, from the date upon which the term would otherwise expire. Each such extension shall be upon and subject to the same terms, covenants and conditions, other than rent, as those specified in this lease, except that Tenant may not exercise again any option previously exercised. If Tenant elects to exercise any of said options, it shall do so by giving Landlord notice of such election at least eighteen (18) months before the beginning of the additional period for which the term of this lease is to be extended by the exercise of such option. If Tenant gives such notice, the term of this lease shall be automatically extended for the additional period of years covered by the option so exercised without execution of an extension or renewal lease. If Tenant shall exercise any of said options, then in lieu of the rental specified in this lease, Tenant shall pay Landlord the rent during the option periods as provided for in the Rent Rider attached hereto.


RENT                              Effective as of the Commencement Date and
                           throughout the term hereof, Tenant shall pay to Landlord, without offset or deduction, the rent provided for in the Rent Rider without notice or demand therefor.

COVENANT                              Landlord represents and warrants that
OF TITLE,                  Landlord has a good leasehold estate in the
AUTHORITY                  Demised Premises under and by virtue of the Office
AND QUIET                  Lease and has full right and lawful authority to
POSSESSION                 enter into and perform Landlord's obligations
                           under this lease, subject to the Office Lease, and subject to all documents and matters to which this lease and the Office Lease are subject and subordinate. If Tenant shall perform its covenants and discharge its obligations hereunder, Tenant shall have and enjoy, during the term hereof, the quiet and undisturbed possession of the Demised
                           Premises without hindrance or ejection by Overlandlord, Landlord or any party claiming by, through or under Overlandlord, Landlord, except as otherwise provided herein, and Landlord will defend Tenant in the peaceful and quiet possession of the Demised Premises.

                                    Anything herein to the contrary
                           notwithstanding, Tenant acknowledges that this lease is a sublease, subject and subordinate to the Office Lease, and the aforesaid documents and matters. Tenant further acknowledges that no right, power or privilege granted to Tenant hereunder may be exercised or enjoyed by Tenant, and no term, covenant or condition of this lease benefiting Tenant or binding Landlord shall be operative if, and to the extent, that such exercise, enjoyment or operation would not be permitted by or would violate or be in conflict with any term, covenant or condition of the Office Lease, and that in the event of the expiration or termination of the estate of the tenant under the Office Lease for any reason whatsoever, including but not limited to, the exercise by landlord or tenant thereunder of an option to terminate said estate, or the nonexercise by the tenant thereunder of an option to extend the term of the Office Lease, or the partial termination of the tenant's estate under the Office Lease by reason of such tenant's election to exclude the Demised Premises from the premises demised thereunder, this lease shall automatically terminate on the day preceding the date of expiration or termination of the estate of the tenant under the Office Lease, and Landlord and Tenant shall thereupon be relieved of all liability hereunder, except that Tenant shall remain liable for the performance of all obligations under this lease, actual or contingent, which shall have arisen on or prior to the date of the termination of this lease.

USE AND                             Tenant shall not use or occupy the Demised
OPERATION                  Premises or permit the Demised Premises to be used
OF DEMISED                 or occupied in violation of any Legal Requirements
PREMISES                   or in any manner which would violate the certificate
                           of occupancy for the Demised Premises. The Demised
                           Premises may be only occupied for general office purposes. As an inducement to Landlord to enter into this lease, Tenant covenants to continuously operate the Demised Premises for the aforementioned specific uses during normal business hours Monday through Friday.

                                    Tenant will operate the Demised Premises
                           so as not to jeopardize or harm the reputation and goodwill of Landlord or of the Office Building, and shall at all times conduct its business in a reputable and dignified manner and not in a disreputable manner.

TENANT'S                            If during the term of this lease, Tenant
WORK desires to make any alterations or improvements to the Demised Premises ("Tenant's Work"), Tenant shall obtain Landlord's written approval before commencing such work.

                                    In performing Tenant's Work, Tenant shall
                           comply with all reasonable requirements of Landlord including the following specific requirements:

                                            (a)      Tenant's general contractor
                                                     and all subcontractors
                                                     shall be approved by
                                                     Landlord, which approval
                                                     shall not be unreasonably
                                                     withheld or delayed.

                                            (b)      At Landlord's request,
                                                     Tenant will cause its
                                                     general contractor to
                                                     furnish Landlord prior to
                                                     the commencement of
                                                     Tenant's Work with a
                                                     completion and payment
                                                     bond, naming both Landlord
                                                     and Tenant as
                                                     beneficiaries.

                                            (c)      Tenant's plans and
                                                     specifications shall show
                                                     any modifications to the
                                                     existing utility facilities
                                                     and sprinkler system.

                                            (d)      The installation of all
                                                     electrical facilities shall
                                                     conform to the National
                                                     Electric Code and meet the
                                                     requirements of Landlord's
                                                     fire
                                                     underwriter (presently
                                                     Factory Mutual Engineering
                                                     Association).

                                            (e)      All electrical equipment
                                                     and fixtures shall carry a
                                                     UL label.

                                            (f)      Tenant's plans shall show
                                                     all proposed roof
                                                     penetrations for vents and
                                                     equipment as well as
                                                     reinforcing curb work and
                                                     flashing incident thereto.

                                            (g)      Landlord shall have the
                                                     right to enter upon the
                                                     Demised Premises at all
                                                     reasonable times for the
                                                     purpose of inspecting
                                                     Tenant's Work; provided,
                                                     however, that such right
                                                     shall not be deemed to
                                                     impose any duty on
                                                     Landlord or in any way
                                                     affect Tenant's
                                                     obligation under the
                                                     "INDEMNIFICATION"
                                                     article.

                                            (h)      The approval by Landlord
                                                     of any feature of
                                                     Tenant's plans and
                                                     specifications shall not
                                                     be deemed an
                                                     acknowledgment by
                                                     Landlord as to the
                                                     correctness or adequacy
                                                     of any such feature.

                                            (i)      Tenant shall not store any
                                                     materials outside of the
                                                     Demised Premises.

                                            (j)      Tenant's contract with
                                                     its general contractor
                                                     and each subcontract
                                                     shall include a
                                                     guarantee that the work
                                                     covered by such contract
                                                     will be free from
                                                     defects in workmanship
                                                     and materials for a
                                                     period of at least one
                                                     year after substantial
                                                     completion of the work,
                                                     which guarantee shall
                                                     inure to the benefit of
                                                     Landlord as well as
                                                     Tenant.

                                            (k)      Tenant shall secure all
                                                     necessary alteration
                                                     permits as well as
                                                     whatever certificates of
                                                     occupancy may be
                                                     required in connection
                                                     with Tenant's use and
                                                     occupancy of the Demised
                                                     Premises.

                                            (l)      No such work shall violate
                                                     any of the provisions of
                                                     the Office Lease.


UTILITIES                           Beginning with the commencement of the
                           term, Tenant will pay for all utility services directly to the utility company furnishing such service.

                                    Landlord or Overlandlord shall have the
                           right upon reasonable notice to Tenant to cut off and discontinue any utility service to the Demised Premises for the purpose of effecting repairs to Utility Facilities or in the case of an emergency, and no such action by Landlord or Overlandlord or any interruption of utility service shall be deemed an eviction or disturbance of possession of Tenant. Nothing contained in this paragraph shall be deemed to modify Tenant's repair obligations as otherwise provided for in this lease.

REPAIRS                              Tenant shall be responsible for all
                           repairs to the Demised Premises.

ALTERATIONS                         Tenant shall not make any alterations or
AND                        improvements to the Demised Premises, without the
IMPROVEMENTS               Landlord's written consent to each and every such
                           alteration or improvement.


LEGAL                               Tenant will comply with all Legal
REQUIREMENTS               Requirements respecting the use and occupancy of the
                           Demised Premises.

TENANT'S                            Upon the expiration or prior termination of
FIXTURES AND               the term hereof Tenant shall remove all of its
PERSONALTY                 fixtures and other personal property from the Demised
                           Premises, and shall repair any damage to the Demised
                           Premises caused by such removal. To the extent that the same shall not be so removed, Landlord may at its option (i) treat same as abandoned and dispose of same in whatsoever manner it shall see fit without being liable to Tenant in any way for such disposition, or (ii) remove and store same on behalf of and at the expense of Tenant, without liability to Tenant for loss thereof or damage thereto.

SIGNS                               Tenant shall not erect or maintain any
                           signs on the exterior of the Demised Premises except such signs which comply with the Office Lease and which have been approved in writing by Landlord (and the Overlandlord, if necessary).

PARKING                             Tenant shall have the right during the term
AND                        of this lease to use the parking areas and access
ACCESS                     drives located on the Penney Premises.

REAL ESTATE                         Tenant shall pay to Landlord within 10 days
TAXES AND                  after demand therefor all real estate taxes and
OTHER TAXES                special assessments due or which may become due in
                           respect of the Penney Premises for each Lease Year of the term hereof. In the event Tenant pays to Landlord estimated tax payments for a Lease Year in excess of the actual taxes paid by Landlord for such Lease
                           Year, then Landlord shall credit such excess towards
                           Tenant's tax liability for the next succeeding year.
                           Such payments by Tenant to Landlord shall be apportioned between Landlord and Tenant at the commencement and then again at the expiration of the term of this lease to the end that Tenant shall pay all such sums only in respect of such periods of time which fall within the term of this lease.

                                    Tenant shall pay as and when due all
                           personal property taxes, inventory taxes, business license fees and other taxes incident to the operation of Tenant's business, which if not paid would become a lien on the Penney Premises or any part thereof.


INSURANCE                           Throughout the term hereof, Tenant shall
                           keep the Office Building insured against loss or damage by fire and the perils commonly covered under the extended coverage endorsement to the extent of at least that percentage of the full replacement cost thereof (exclusive of the cost of foundations, excavations and footings below the lowest basement floor, without any deduction being made for depreciation) necessary to keep Tenant from being deemed a coinsurer as to the risks covered.

                                    Throughout the term hereof, Tenant shall
                           maintain in full force and effect, a policy of comprehensive public liability insurance covering the Demised Premises and the business of Tenant with limits of liability per occurrence of not less than:
                           $3,000,000.00 for injury to or death of any one person, $3,000,000.00 for injury to or death in any one accident and $1,000,000.00 for loss of or damage to property (including property of Landlord) or $4,000,000.00 combined single limit for injury to or death of persons and loss of or damage to property, which insurance shall provide contractual coverage of Tenant's liability to Landlord assumed under the "INDEMNIFICATION" article.

                                    Throughout the term hereof, Tenant shall
                           keep in full force and effect workers' compensation insurance and employer's liability insurance affording (i) protection under the workers' compensation law of the State in which the Penney Premises are located and (ii) employer's liability protection with limits of not less than $1,000,000.00.

                                    At all times during the performance of any
                           Tenant's Work, Tenant shall maintain in full force and effect "all risk" builder's risk insurance for the full replacement value of such Tenant's Work.

                                    All insurance required to be maintained by
                           Tenant pursuant to this article shall be written by companies licensed to do business in the State in which the Penney Premises are located, and shall name as insureds Tenant, Landlord, the Overlandlord, and any other parties required to be so named under the Office Lease. All such insurance may be maintained in whole or in part under blanket policies covering other locations of Tenant. Prior to the commencement of the term hereof, Tenant shall furnish Landlord with certificates evidencing the existence of the insurance required to be carried by Tenant pursuant to this article, which certificates shall specify that the insurance evidenced thereby will not be canceled or materially changed unless the insurer has given Landlord at least 30 days' prior written notice, and the certificate evidencing the public liability notice shall also state that such insurance covers the liability of Tenant assumed under the "INDEMNIFICATION" article.

                                    Anything in this lease to the contrary
                           notwithstanding, Landlord shall not be liable to Tenant or to any insurance company insuring Tenant for any loss or damage to any property of Tenant located on the Demised Premises which was or could have been covered by fire and extended coverage or water damage insurance even though such loss or damage may have been occasioned by the negligence of Landlord, its agents or employees, nor shall Tenant be so liable to Landlord for any loss or damage to the Demised Premises, but only to the extent that the tenant under the Office Lease is relieved under the Office Lease of such liability to Overlandlord.

INDEMNIFICATION
                                    Tenant shall defend, indemnify and hold
                           harmless Landlord and its employees and agents, and any other parties required to be indemnified by Landlord pursuant to the Office Lease and their employees and agents, from and against any and all costs, losses and expenses, liability, damages, settlements and claims for damages (including reasonable attorney's fees and the costs of defending any action) suffered, incurred, or arising from or as a result of (a) injury to or death of persons, or damage to or destruction of property, occurring on the Demised Premises, (b) the actual or alleged negligence or willful acts or omissions of Tenant or any subtenant of Tenant, and their respective employees or agents, regardless of where such negligence, acts or omissions occurred, (c) Tenant's use or occupancy of the Demised Premises or its operations therein, and (d) the breach by Tenant of any of the terms of this lease or Tenant's failure to perform any of its obligations hereunder. The foregoing indemnity agreement shall in no way be deemed released, waived, modified or limited in any respect by reason of any insurance, or surety bond furnished by any contractor of Tenant or any allegation or judicial determination that the claim in question arose as a result of or was based upon the acts, omissions or negligence of Landlord.

LIENS                               Tenant will not permit any mechanic's,
                           materialman's or like statutory lien to be placed upon the Demised Premises or any part thereof. If any such lien shall be filed as the result of work done on or materials furnished to the Demised Premises by or for Tenant, Tenant shall cause same to be discharged of record within 20 days, failing which Landlord may pay same, without inquiring as to the validity of same, and Tenant shall forthwith reimburse Landlord for the amount so paid. Nothing in this lease shall be construed as constituting the consent or request of Landlord, expressed or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or services or the furnishing of any materials for any improvement, alteration, addition or repair of or to the Demised Premises or any part thereof.

                                    Tenant shall give Landlord at least 10
                           days' prior notice of Tenant's intention to commence any Tenant's Work to the Demised Premises such work and shall take such steps as are permitted under the mechanic's lien law of the State where the Demised Premises are located to avoid or limit the filing of mechanic's, materialmen or like liens against the Demised Premises.

CONDEMNATION                        If 50% or more of the Floor Area of the
                           Demised Premises shall be taken by condemnation, and this lease shall not terminate because neither Landlord nor Overlandlord shall have elected to terminate the term of the Office Lease or exclude the Demised Premises from the Office Lease as a result of such taking, then Tenant shall have the option of terminating the term of this lease by giving Landlord notice to such effect within 60 days after the taking of title by the condemning authority, and upon such notice being given the term of this lease shall terminate. If less than 50% of the Floor Area of the Demised Premises shall be so taken, or if 50% or more of such Floor Area shall be so taken and Tenant does not elect to terminate the term of this lease, Landlord shall restore the building on the Demised Premises to anarchitectural whole, but only to the extent that the net proceeds of the condemnation award designated for or fairly attributable to the Demised Premises received by Landlord will defray the cost of such restoration.

                                    If the term of this lease terminates as the
                           result of any condemnation, any unearned rent and other charges shall be refunded by Landlord to Tenant; if the term of this lease does not so terminate, the Fixed Rent and any additional rent shall be reduced proportionally with the Floor Area taken by such condemnation. During the course of any restoration work being performed by Landlord, the Fixed Rent fairly allocable to the space which is being restored shall abate until such restoration work shall have been completed.


                                    Any award to which Landlord or Tenant may be
                           entitled by reason of any condemnation of all or any part of the Penney Premises, including the Demised Premises, and any award or payment in respect of Tenant's leasehold estate, shall belong to and be the property of Landlord, and Tenant hereby assigns to Landlord all rights which it may have in and to any such award or payment. Notwithstanding the foregoing, Tenant shall be entitled, to the extent permitted by the condemning authority, to make a separate claim for its damages in respect of its moving expenses and any of its trade fixtures taken by the condemning authority and for any other award specifically payable by law to tenants; provided, however, that any claim or award for such damages shall not reduce or adversely affect any award or payment to which Landlord, or Overlandlord as landlord under the Office Lease, would otherwise be entitled but for this sentence.


DAMAGE AND                          If the Demised Premises shall be damaged
DESTRUCTION                or destroyed in whole or in part, by fire or other
                           casualty required to be insured against by Tenant hereunder Tenant shall at Landlord's option, either (i) restore the Demised Premises in accordance with as-built plans and specifications for the damaged or destroyed improvements provided to Tenant by Landlord, or (ii) deliver the insurance proceeds to Landlord.

                                    During the course of restoration of the
                           Demised Premises there shall be no abatement of rent unless the Demised Premises shall have been rendered untenantable by reason of such damage or partial destruction, in which case the Fixed Rent and the additional charges (other than utilities) shall abate until the Demised Premises shall once again become tenantable.


ASSIGNMENT                          Except as provided in the immediately
AND                        succeeding sentence, Tenant shall not assign this
SUBLETTING                 lease, sublet the Demised Premises in whole or in
                           part, grant any license or concession or other right of occupancy in respect of the Demised
                           Premises, or encumber its rights under this lease without the prior consent of Landlord in each instance first had and obtained, and any attempted assignment, subletting, grant of license or concession, or encumbrance made without such consent shall be absolutely void. Tenant may assign this lease to any successor that acquires all or substantially all of the assets or business of Tenant, whether by asset sale, merger or otherwise, provided that at the time of such assignment all of the following express conditions have been fully satisfied:

                           1. During the term of this lease, no Event of Default has occurred;

                           2. At the time of such assignment, Tenant is not in default under this lease;

                           3.       Under those certain Indentures of
                                    Sublease by and between Landlord and
                                    Tenant covering premises located (a) Four
                                    Echelon Plaza, Laurel Road and Britton
                                    Place, Vorhees, New Jersey, (b) Park
                                    Central IV, Dallas, Texas, (c) Providence
                                    Towers, Farmers Branch, Texas, or (d)
                                    5665 Foxridge, Mission, Kansas, Tenant is not in default and no Event of Default (as defined, respectively, therein) has occurred;

                           4. At the time of such assignment, Tenant's minimum net worth as determined in accordance with generally accepted accounting principles is not less than Twenty Three Million Dollars
                                    ($23,000,000.00) and Tenant's working
                                    capital as determined in accordance with generally accepted accounting principles is not less than Eleven Million Dollars ($11,000,000.00), and Tenant so certifies in an affidavit signed by an independent certified public accountant; and

                           5. At the time of such assignment, Tenant's current ratio (i.e., the ratio of current assets to current liabilities) is not less than 1.62 to 1, and Tenant so certifies in an affidavit signed by an independent certified public accountant.

                           If this lease shall be assigned or the Demised Premises or any part thereof be sublet, as above provided, Landlord may, after an Event of Default, collect rent from the assignee or subtenant, as the case may be, and apply the net amount received against the rent reserved hereunder. No such assignment, subletting or grant shall be deemed to release Tenant, or any guarantor of Tenant's obligations hereunder, from any of Tenant's obligations under this lease, and Tenant shall remain primarily liable for such obligations.


SURRENDER                           On the expiration or earlier termination
OF PREMISES                of the term hereof Tenant shall surrender
                           possession of the Demised Premises to Landlord, together with the keys thereto, in the same condition as at the commencement of the term, normal wear and tear excepted. No act or thing done by Landlord or its agents during the term hereof shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept a surrender of the Demised
                           Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

                                    For the period of 180 days prior to the
                           expiration of the term hereof, Landlord shall have the right to display on the exterior of the building on the Demised Premises (but not in any window or doorway thereof) a sign advertising that the Demised Premises is for rent, and during such period Landlord may show the Demised Premises to prospective tenants during normal business hours.


HOLDING OVER                        Should Tenant, or any of its successors in
                           interest, hold over the Demised Premises, or any part thereof, after the expiration of the term of this lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy from month-to-month only, at a Fixed Rent rental equal to the Fixed Rent payable for the last month of the term of this lease. The foregoing shall not, however, be construed as Landlord's consent for Tenant to hold over.

RENT TAX                            Tenant shall pay any tax which may
                           hereafter be imposed upon the rent payable hereunder, and if any such tax shall be imposed upon Landlord, Tenant shall reimburse Landlord for the amount thereof within 30 days after payment thereof by Landlord; provided, however Landlord shall pay any federal, state or local income taxes imposed on Landlord's income from this lease.


DEFAULT AND                         Each of the following events ("Event of
LANDLORD'S                 Default") shall be deemed to be a default by Tenant
REMEDIES                   under this lease:

                                            (a) Tenant shall fail to pay any
                                    installment of the rent hereby reserved or pay any additional rent, and such failure shall continue for (i) a period of 10 days after notice thereof from Landlord, or (ii) for a period of 10 days after the due date if Landlord shall have previously given Tenant 3 or more notices for prior defaults in the payment of rent.

                                            (b) Tenant shall fail to comply with
                                    any term, provision, or covenant of this lease, other than the payment of rent, and such failure shall persist for 20 days after notice thereof to Tenant.

                                            (c) Tenant shall make an assignment
                                    for the benefit of creditors.

                                            (d) Tenant shall file a petition
                                    under any section or chapter of the National
                                    Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder, and such adjudication shall not be vacated or set aside or stayed within 120 days.

                                            (e) A receiver or trustee shall be
                                    appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within 120 days.

                                    If Tenant fails (a) to perform any of its
                           obligations hereunder and such failure (i) if it relates to a matter which is not of an emergency nature, shall persist for a period of 10 days after Landlord shall have given Tenant notice of such failure (or if such failure cannot with due diligence be cured within such 10 day period, if Tenant shall fail to proceed to cure such failure within such 10 day period and thereafter prosecute the curing of such failure with due diligence), or (ii) if it relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature, shall remain uncured for a period of 24 hours after Landlord shall have given Tenant notice of such failure, or (b) to make any payment which Tenant agrees to make, then Landlord shall have the right to perform such obligation, or make such payment, as Tenant's agent, and in Landlord's sole discretion as to the necessity therefor, and the full amount of the cost and expense entailed in performing such obligation, or of the payment so made, together with interest thereon at the maximum legal rate from the date of payment, shall immediately be owing by Tenant to Landlord as additional rent.

                                    This lease and the term and estate hereby
                           granted are subject to the limitation that whenever an Event of Default shall have happened and be continuing, Landlord shall have the right at its election, then or at any time thereafter while any such Event of Default shall continue, and notwithstanding the fact that Landlord may have some other remedy hereunder or at law, to give Tenant notice of its intention to terminate the term of this lease on a day specified in such notice, which date shall not be less than 5 days after the date of giving of such notice, and on the date specified in any such notice, all right, title and interest of Tenant hereunder shall thereupon expire, and Tenant shall then quit the Demised Premises and surrender the same to Landlord but shall remain liable as hereinafter provided. In the event any such notice is given, Landlord shall have the immediate right of re-entry and possession of the Demised Premises and the right to remove all persons and property therefrom. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may from time to time re-let the Demised Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable with the right to make alterations in and repairs to the Demised Premises.

                                    If the term of this lease shall have been
                           terminated as above provided or as otherwise permitted by law, Landlord may enter upon the Demised Premises, and again have, repossess and enjoy the same as if this lease had not been made, and in any such event, neither Tenant nor any person claiming through or under Tenant shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises.

                                    If Landlord shall re-enter and obtain
                           possession of the Demised Premises by reason of or following an Event of Default, whether or not the term of this lease shall have terminated, (i) Landlord shall have the right, without notice, to repair or alter the Demised Premises in such manner as to Landlord may seem necessary or advisable so as to put the Demised Premises in good order and to make the same rentable, and shall have the right, at its option, to re-let the Demised Premises or any part thereof, and Tenant shall pay on demand all expenses incurred by Landlord in obtaining possession, and in altering, repairing and putting the Demised Premises in good order and condition, and in re-letting the same, including fees of attorneys, architects, and other experts, and also any other legitimate expenses or commissions, and (ii) Tenant shall pay Landlord upon the rent payment dates specified herein, in each year following such re-entry until the end of the term of this lease, the sums of money which would have been payable by Tenant as rent and additional rent hereunder upon said payment dates if Landlord had not re-entered and resumed possession of the Demised Premises, deducting only the net amount of rent, if any, which Landlord shall actually receive in the meantime from and by any re-letting of the Demised Premises, and Tenant shall remain liable for all sums, aforesaid, as well as for any deficiency. Landlord shall have the right from time to time to begin and maintain successive actions or other legal proceedings against Tenant for the recovery of such deficiency or damages or for a sum equal to any installment or installments of rent and any other sums payable hereunder, and to recover the same upon the liability of Tenant herein provided, which liability shall survive the institution of any action to secure possession of the Demised Premises.

                                    Nothing herein contained shall be deemed
                           to require Landlord to wait to begin such action or other legal proceedings until the date when this lease would have expired by limitation had there been no such default by Tenant.

                                    In lieu of all other claims for damages
                           on account of such termination, Landlord shall be entitled to recover from Tenant as liquidated damages an amount equal to the excess of all Fixed Rent reserved hereunder for the unexpired portion of term hereof over the fair rental value of the Demised Premises at the time of termination for such unexpired portion discounted at the rate of 6% per annum from the date such rents would have become due under this lease to the date of such termination.

NOTICES                             All notices, demands, requests,
                           designations and consents by either party hereto to the other party shall be in writing and shall be sent by Registered or Certified Mail (Return Receipt Requested) addressed to:

                              Landlord  -  J. C. Penney Company, Inc.
                                           Attn: Real Estate Counsel
                                           P. O. Box 10001
                                           Dallas, Texas 75301-2105

                               Tenant   -  at the address of Tenant set forth at
                                           the head of this lease.

                                    All such communications shall be deemed
                           given on the date of mailing. The foregoing addresses may be changed from time to time by either party by notice given to the other party, as aforesaid.


ACCESS TO                           Tenant shall permit Landlord and
DEMISED                    Overlandlord and authorized representatives of
PREMISES                   each to enter the Demised Premises at all
                           reasonable times for the purpose of: serving or posting thereon notices required by Legal
                           Requirements; conducting periodic inspections; and performing any work thereon required to be performed by Landlord pursuant to this lease or that Landlord or Overlandlord in the reasonable exercise of its judgment may deem necessary to prevent waste, loss, damage or deterioration to or in connection with the Demised Premises.

LANDLORD'S                          Landlord hereby designates Ray Emma as its
PROPERTY                   representative ("Property Representative") to handle
REPRESENTATIVE             Tenant's property management and maintenance concerns
                           and requests regarding the Demised Premises. Landlord shall cause the Property Representative (i) to respond promptly and diligently to all questions, inquiries and concerns of Tenant regarding the condition of the Demised Premises, and (ii) to perform or cause to be performed all of Landlord's management obligations hereunder. Until such time as Landlord notifies Tenant in writing of a different
                           Property Representative or address, Tenant shall contact the Property Representative at the following address:

                                            Mr. Ray Emma
                                            J. C. Penney Company, Inc.
                                            P. O. Box 10001
                                            Dallas, Texas 75301-2104
                                            (214) 431-1621

WAIVER OF                           One or more waivers of any covenant, term
PERFORMANCE                or condition of this lease by either party shall
BY EITHER                  not be construed as a waiver of a subsequent
PARTY                      breach of the same or any other covenant, term or
                           condition; nor shall any delay or omission by either party to seek a remedy for any breach of this lease or to exercise a right accruing to such party by reason of such breach be deemed a waiver by such party of its remedies or rights with respect to such breach. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any similar act.

SUCCESSORS                          All covenants, agreements, provisions and
AND                        conditions of this lease shall be binding upon and
ASSIGNS;                   inure to the benefit of the parties hereto and
MODIFICATIONS              their heirs, devisees, executors, administrators,
                           successors in interest and assigns, and shall be deemed to run with the land.

                                    No modification of this lease shall be
                           binding unless evidenced by an agreement in writing signed by Tenant and signed in Landlord's name by one of Landlord's duly authorized officers.

REMEDIES                            Except to the extent expressly otherwise
CUMULATIVE                 provided herein, all rights, privileges and remedies
                           afforded either of the parties hereto by this lease or by law shall be deemed cumulative, and the exercise of any one of such rights, privileges and remedies shall not be deemed to be a waiver of any other right, privilege or remedy provided for herein or granted by law.

PARTIAL                             If any covenant, term or condition of this
INVALIDITY                 lease or any application thereof shall be invalid or
                           unenforceable, the remainder of this lease and any other application of such covenant, term or condition shall not be affected thereby.

APPLICABLE                          This lease shall be construed according
LAW to, and be governed by, the law of the State in which the Office Building is situated.

WAIVER OF                           The parties hereto waive trial by jury,
JURY TRIAL                 to the extent permitted by law, in any action,
                           proceeding or counterclaim brought by either of them against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant,

                           Tenant's use or occupancy of the Demised Premises, and any emergency statute or any other statutory remedy.

ATTORNEYS'                          If any rent or additional rent or other
FEES charges owing from Tenant to Landlord under this lease are collected by or through an attorney-at-law, Tenant shall pay the fees of Landlord's attorneys not to exceed 15% of the greater of the amount collected or the judgment, if any, rendered in Landlord's favor.

HAZARDOUS                           Tenant agrees and acknowledges that in
MATERIALS                  accordance with the article hereof captioned
                           "DEMISE OF PREMISES" Tenant is accepting the
                           Demised Premises in an "as is" condition.

                                    Except (i) as necessary in accordance
                           with Tenant's normal course of business as described in the article hereof captioned "USE AND OPERATION OF DEMISED PREMISES", and (ii) in strict compliance with all applicable environmental laws, Tenant shall not, by way of Tenant's use of or by way of Tenant's installation of Tenant's improvements in the Demised Premises, or otherwise, use, cause or permit any hazardous material to be located, discharged or disposed in, on or about the Demised Premises or any part of the Penney Premises.

                                    Tenant shall defend, indemnify and hold
                           Landlord harmless from any and all claims, losses, damages, suits, penalties, costs, liabilities and expenses (including without limitation any clean up costs and reasonable investigation expenses, and attorney's fees) arising directly or indirectly out of or brought on account of any claim for loss or damages to the Demised Premises or the Penney Premises, any injury to any person or persons or property, or loss of life, any contamination of or adverse effect on the environment, or any violation of any environmental laws, rules, regulations or codes of any governmental authority, entity or agency, caused by or resulting from any hazardous or toxic material which Tenant may release, spill, emit, discharge, use, keep, bring upon, or transport through, in or upon the Demised Premises or the Penney Premises.

                                    Landlord agrees to comply with all
                           environmental laws affecting the Demised Premises with respect to the acts or omissions of Landlord which accrued prior to the delivery of possession of the Demised Premises to Tenant, except for compliance required or resulting from the acts or omissions of Tenant, its agents, employees, contractors and all other third parties. Notwithstanding anything to the contrary in this lease, with respect to the Demised Premises, nothing shall be deemed to limit Tenant's recourse, rights and remedies against Landlord under environmental laws and Landlord's recourse, rights and remedies against Tenant under environmental laws.

ENTIRE                              This lease constitutes the entire
AGREEMENT                  agreement between Landlord and Tenant, and each
                           party acknowledges to the other that it is not relying on any representations or agreements other than those specifically set forth in this lease.

                                    IN WITNESS WHEREOF, Landlord and Tenant
                           have caused this lease to be duly executed and sealed as of the day and year first above written.

                                                              LANDLORD:

         ATTEST:                         APPROVED             J. C. PENNEY COMPANY, INC.
                                         --------
         /s/ [ILLEGIBLE]                   S.W.               By: /s/ [ILLEGIBLE]
         -------------------------       --------                 ---------------------------
         Assistant Secretary             ATTORNEY             Senior Vice President


                                                              TENANT:

         ATTEST:                                              BSI BUSINESS SERVICES, INC.


                                                              By: /s/ [ILLEGIBLE]
         --------------------------                               ---------------------------
         Secretary                                            Senior Vice President

STATE OF TEXAS                      )
                                    )SS.:
COUNTY OF COLLIN                    )

         This instrument was acknowledged before me on the 11th day of January, 1996, by Ted L. Spurlock, a Vice President of J. C. PENNEY COMPANY, INC., a Delaware corporation, on behalf of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires:

     ELAINE R. LESHER
  MY COMMISSION EXPIRES
      April 15, 1996                                 /s/ Elaine R. Lesher
------------------------------                    -----------------------------
                                                  Notary Public, State of Texas


STATE OF Texas   )
                 ) SS.:
COUNTY OF Collin )

         On this the 11th day of January, 1996, before me, a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments, personally appeared Lawrence A. [ILLEGIBLE] to me known and known to me to be Senior President of BSI BUSINESS SERVICES, INC., one of the corporations described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself as such officer and caused the corporate seal of said corporation to be affixed thereto, as his free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires:



     ELAINE R. LESHER
  MY COMMISSION EXPIRES
      April 15, 1996                                 /s/ Elaine R. Lesher
------------------------------                    -----------------------------
                                                   Notary Public

                                     RENT RIDER



         A. Effective as of the Commencement Date, Tenant shall pay Landlord the following Fixed Rent for the Demised Premises at the following annual rates for the following periods, payable in equal monthly installments in advance on or before the first day of each calendar month; however, if the Commencement Date occurs on a day other than the first day of the month, Tenant shall pay on the Commencement Date a pro rata share of a full monthly installment of Fixed Rent:

                                                                                                                         MONTHLY
TERM                                COMMENCING ON                      ENDING ON                 ANNUAL RATE          INSTALLMENTS
----                                -------------                      ---------                 -----------          ------------
Initial Term                        Commencement
                                    Date                               1-31-1997                 $493,660.00          $41,138.33
Initial Term                        2-1-1997                           1-31-2002                 $572,300.00          $47,691.67
1st Option Period                   2-1-2002                           1-31-2007                 $663.467.00          $55,288.92
2nd Option Period                   2-1-2007                           1-31-2012                 $769,156.00          $64,096.33

         B. Until it receives other instructions in writing from Landlord, Tenant shall pay all Fixed Rent and other charges and payments due under this lease by check to the order of

                                            J. C. Penney Company, Inc.
                                            Salt Lake City Accounting
                                            P.O. Box 27704
                                            Salt Lake City, Utah 94127-0704
                                            Unit No. #6210


                                 ****************

         Attached to and forming part of lease dated as of January 11, 1996, by and between J. C. PENNEY COMPANY, INC., as Landlord, and BSI BUSINESS SERVICES, INC., as Tenant, covering certain premises situated at Nacogdoches at El Charro Road, San Antonio, Texas.

         Initialed for                                   Initialed for
         identification                                  identification
         for Landlord:                                   for Tenant:


         By  /s/ S.W.                                    By  /s/ [ILLEGIBLE]
           --------------                                  -----------------
              Attorney

                                       EXHIBIT A


         DESCRIPTION OF THE LAND ON WHICH THE OFFICE BUILDING IS LOCATED:

         Lot 26, Block 2, New City Block 16673, VALENCIA UNIT 7a, in the City of San Antonio, Bexar County, Texas, according to plat thereof, recorded in Volume 9000, Page 235, Deed and Plat Records of Bexar County, Texas.




                                 ****************

         Attached to and forming part of lease dated as of January 11, 1996, by and between J. C. PENNEY COMPANY, INC., as Landlord, and BSI BUSINESS SERVICES, INC., as Tenant, covering certain premises situated at Nacogdoches at El Charro Road, San Antonio, Texas.

              Initialed for                                Initialed for
              identification                               identification
              for Landlord:                                for Tenant:

              By  /s/ S.W.                                 By  /s/ [ILLEGIBLE]
                --------------                               -----------------
                  Attorney

                                     EXHIBIT B


                           Site Plan of Office Building


                                    Attached



                                 ****************

              Attached to and forming part of lease dated as of January 11, 1996, by and between J.C. PENNEY COMPANY, INC., as Landlord, and BSI BUSINESS SERVICES, INC., as Tenant, covering certain premises situated at Nacogdoches at El Charro Road, San Antonio, Texas.

                  Initialed for                         Initialed for
                  identification                        identification
                  for Landlord:                         for Tenant:


                  By /s/ S.W.                           By  /s/ [ILLEGIBLE]
                    ------------------                    ------------------
                     Attorney